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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 21, 2004



                             FLAGSTAR BANCORP, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Michigan                    0-22353                  38-3150651
          --------                    -------                  ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


                   5151 Corporate Drive, Troy, Michigan 48098
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (248) 312-2000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 5. Other Events and Required FD Disclosure.

     On January 21, 2004, Flagstar Bancorp, Inc. (the "Company") announced it would redeem all of its Trust Preferred Securities on April 30, 2004. The full text of the press release is set forth in Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) -  (b)  Not applicable.

          (c)  The following exhibit is filed as part of this report.

               Exhibit 99.1      Press release dated January 21, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.






                                        FLAGSTAR BANCORP, INC.


Date:   January 21, 2004                By:  /s/ Michael W. Carrie
                                             -----------------------------------
                                             Michael W. Carrie
                                             Executive Director, Chief Financial
                                             Officer and Treasurer
                                             (Duly Authorized Representative)


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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

EX-99.1           Press Release